UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 25, 2006

                             Alamosa Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-32357               75-2890997
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification No.)


                     5225 S. Loop 289, Lubbock, Texas, 79424
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100
                                                           --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01-Other Events
----------------------

On January 25, 2006, Alamosa Holdings, Inc. (the "Company") issued a press release announcing that, at a special meeting, the Company's stockholders voted for the proposal to adopt the Agreement and Plan of Merger, dated as of November 21, 2005, as amended, by and among the Company, Sprint Nextel Corporation ("Sprint Nextel") and AHI Merger Sub Inc., a wholly owned subsidiary of Sprint Nextel, and to approve the merger of AHI Merger Sub Inc. with and into the Company. A copy of the press release by the Company is attached hereto as
Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.
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(d)  Exhibits. The following exhibits are furnished as part of this Current
     Report on Form 8-K.

Exhibit
Number                 Description
-------                -----------

99.1                   Press Release dated January 25, 2006



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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 25, 2006


                                 ALAMOSA HOLDINGS, INC.


                                 By: /s/ Kendall W. Cowan
                                     ------------------------------
                                     Name:  Kendall W. Cowan
                                     Title: Chief Financial Officer